UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PRB Gas Transportation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRB GAS TRANSPORTATION, INC.

1875 Lawrence Street, Suite 450

Denver, Colorado 80202

PROXY STATEMENT AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2005

                To our Shareholders:

                You are cordially invited to attend a Special Meeting of the Shareholders of PRB Gas Transportation, Inc. (the “Company”). The Special Meeting will be held at our executive offices located at 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 at 9:00 a.m. on October 14, 2005, or at any adjournment or postponement thereof, for the following purposes:

1.                                       To consider and vote upon an amendment to the Company’s Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

2.                                       To transact such other business as may properly come before the meeting.

                Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on September 23, 2005 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

                ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Robert W. Wright, Chief Executive Officer
September 27, 2005

PROXY STATEMENT

PRB GAS TRANSPORTATION, INC.

1875 Lawrence Street, Suite 450

Denver, Colorado 80202

Telephone:  (303) 308-1330

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2005

                This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PRB Gas Transportation, Inc. (referred to as the “Company,” “we,” “our” or “us”), a Nevada corporation, for use at our Special Meeting of Shareholders of the Company (“Special Meeting”) to be held at our executive offices located at 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 at 9:00 a.m. on October 14, 2005, or at any adjournment or postponement thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our Shareholders on or about September 27, 2005. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Approval of the proposal to amend our Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of a majority of the Company’s issued and outstanding shares. The presence in person or by proxy of Shareholders owning a majority of the issued and outstanding shares of Common Stock constitutes a quorum for the Special Meeting. Abstentions and broker non-votes will be treated as a “no” vote for purposes of determining whether approval of the proposal has been obtained.

                Any Shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

                All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, facsimile or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

                The close of business on September 23, 2005 has been fixed by our Board of Directors as the record date (the “record date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 7,461,000 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting.

                The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for purposes of the proposal to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

                Broker “non-votes” and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The affirmative vote of a majority of our issued and outstanding shares of common stock are required to approve the amendment to our Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors. In tabulating the votes on the proposal, abstentions and broker non-votes will be treated as shares that are present but that have not been voted and accordingly will be treated as a “no” vote in determining whether the proposal is approved.

Stock Ownership of Management and Principal Stockholders

                The following table sets forth information regarding beneficial ownership of our common stock as of September 23, 2005:

• each of our executive officers and directors;

• all executive officers and directors as a group; and

• each person who is known by us to beneficially own more than 5% of our outstanding common stock.

                The address of each executive officer and director is 1875 Lawrence Street, Suite 450, Denver, Colorado 80202. The address of other beneficial owners is set forth below.

Name of Beneficial Owner	Number of Shares	Percentage of Total
Robert W. Wright (1)	989,750	13.2%
William F. Hayworth (2)	40,500	*
William P. Brand, Jr.	—	*
Thomas J. Jacobsen (3)	78,000	1.0%
Marilena C. Marrelli (4)	78,000	1.0%
Joseph W. Skeehan (5)	60,000	*

All executive officers and directors as a group (6 persons)	1,219,250	16.4%

5% Stockholder:

Heller 2002 Trust Fred Heller, Trustee 1700 Coronet Drive Reno, Nevada 89509	698,600	9.4%

*  Less than 1%

(1) Includes 26,250 shares of common stock issuable upon exercise of stock options.

(2) Includes 27,500 shares of common stock issuable upon exercise of stock options.

(3) Includes 30,000 shares of common stock issuable upon exercise of stock options.

(4) Includes 30,000 shares of common stock issuable upon exercise of stock options and 48,000 shares of common stock owned by Equity AG Financial, Inc., where Ms. Marrelli is employed as a Vice President.  Ms. Marrelli disclaims beneficial interest in these shares.

(5) Includes 40,000 shares of common stock issuable upon exercise of stock options.

                PROPOSAL TO AUTHORIZE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE ARTICLE SIXTH TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE A VARIABLE NUMBER CONSISTING OF AT LEAST ONE DIRECTOR BUT NO MORE THAN NINE DIRECTORS.

Proposed Amendment to Certificate of Incorporation

                The Board of Directors has adopted resolutions setting forth the proposed amendment to Article Sixth of the Company’s Amended and Restated Articles of Incorporation (the “Amendment”), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company’s Shareholders at a Special Meeting of Shareholders. The following is the text of the Amendment to Article Sixth of the Amended and Restated Articles of Incorporation of the Company, as proposed to be amended:

                “Sixth:  The members of our governing board shall be known as directors. The board of directors shall be a variable number consisting of at least one director but no more than nine directors. The exact number of directors shall be established by the board of directors.”

Purpose and Effect of Proposed Amendment

                Currently, our Amended and Restated Articles of Incorporation limit us to no more than five  directors. The authorization of the proposed amendment to our Amended and Restated Articles of Incorporation would permit us to have up to nine directors giving us the opportunity to add directors who can provide additional expertise to us.

Vote Required

                If a quorum is present, the affirmative vote of a majority of the issued and outstanding shares of our common stock will be required for approval of the Amendment.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO CHANGE ARTICLE SIXTH TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE A VARIABLE NUMBER CONSISTING OF AT LEAST ONE DIRECTOR BUT NO MORE THAN NINE DIRECTORS AND THAT THE EXACT NUMBER OF DIRECTORS SHALL BE ESTABLISHED BY THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

PRB GAS TRANSPORTATION, INC.

TO BE HELD OCTOBER 14, 2005

The undersigned hereby appoints Robert W. Wright as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of PRB Gas Transportation, Inc. held of record by the undersigned on September 23, 2005, at the Special Meeting of Shareholders to be held October 14, 2005, or any adjournment or postponement thereof.

1.                                       To amend the Company’s Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

FOR	AGAINST	WITHHOLD VOTE

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN 1 ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Print Name

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY	Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.
Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS.